Exhibit 21.1

Black Creek Industrial REIT Inc. Entities

(as of April 14, 2021)

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV 395 DC LLC	Delaware
BCI IV 485 DC LLC	Delaware
BCI IV 7A DC II LLC	Delaware
BCI IV 7A DC LLC	Delaware
BCI IV Acquisitions LLC	Delaware
BCI IV Addison DC II LLC	Delaware
BCI IV Airpark International Logistics Center LLC	Delaware
BCI IV Airport IC GP LLC	Delaware
BCI IV Airport IC LP	Delaware
BCI IV Avenue B Industrial Center LLC	Delaware
BCI IV Benchmark DC GP LLC	Delaware
BCI IV Benchmark DC LP	Delaware
BCI IV Bishops Gate DC LLC	Delaware
BCI IV BR LLC	Delaware
BCI IV Cameron BC LLC	Delaware
BCI IV Carlstadt IC LLC	Delaware
BCI IV Eaglepoint LC LLC	Delaware
BCI IV East Columbia IC LLC	Delaware
BCI IV Edison DC LLC	Delaware
BCI IV Eldorado BP LLC	Delaware
BCI IV Elgin DC LLC	Delaware
BCI IV Executive Airport DC II Holdco LLC	Delaware
BCI IV Executive Airport DC II LLC	Delaware
BCI IV Executive Airport DC III LLC	Delaware
BCI IV Executive Airport DC LLC	Delaware
BCI IV Fontana DC GP LLC	Delaware
BCI IV Fontana DC LP	Delaware
BCI IV Gerwig DC LLC	Delaware
BCI IV Gothard IC GP LLC	Delaware
BCI IV Gothard IC LP	Delaware
BCI IV Harvill Business Center GP LLC	Delaware
BCI IV Harvill Business Center LP	Delaware
BCI IV Hebron Airpark Logistics Center LLC	Delaware
BCI IV I-80 DC LLC	Delaware
BCI IV Intermodal Logistics Center GP LLC	Delaware
BCI IV Intermodal Logistics Center LP	Delaware
BCI IV Iron Run DC LLC	Delaware
BCI IV Kelly Trade Center GP LLC	Delaware
BCI IV Kelly Trade Center LP	Delaware
BCI IV King of Prussia Industrial Center LLC	Delaware
BCI IV LC 33 Holdco 1 LLC	Delaware
BCI IV LC 33 Holdco 2 LLC	Delaware
BCI IV LC 33 Holdco LLC	Delaware
BCI IV Legacy Logistics Center LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV Lima DC LLC	Delaware
BCI IV LOC Lender LLC	Delaware
BCI IV Logistics Center at 33 LLC	Delaware
BCI IV Marigold DC GP LLC	Delaware
BCI IV Marigold DC LP	Delaware
BCI IV Medley IC LLC	Delaware
BCI IV Midway IC LLC	Delaware
BCI IV Miraloma IC GP LLC	Delaware
BCI IV Miraloma IC LP	Delaware
BCI IV Monte Vista IC GP LLC	Delaware
BCI IV Monte Vista IC LP	Delaware
BCI IV Nelson Industrial Center GP LLC	Delaware
BCI IV Nelson Industrial Center LP	Delaware
BCI IV Norcross Industrial Center LLC	Delaware
BCI IV Northgate DC Holdco LLC	Delaware
BCI IV Northgate DC LLC	Delaware
BCI IV Ontario DC GP LLC	Delaware
BCI IV Ontario DC LP	Delaware
BCI IV Ontario IC GP LLC	Delaware
BCI IV Ontario IC LP	Delaware
BCI IV Operating Partnership LP	Delaware
BCI IV Park 429 Logistics Center LLC	Delaware
BCI IV Pennsy Logistics Center LLC	Delaware
BCI IV Pescadero DC GP LLC	Delaware
BCI IV Pescadero DC LP	Delaware
BCI IV Pioneer DC LLC	Delaware
BCI IV Pioneer Parking Lot DC LLC	Delaware
BCI IV Port 146 DC GP LLC	Delaware
BCI IV Port 146 DC LP	Delaware
BCI IV Portfolio Real Estate Holdco LLC	Delaware
BCI IV Princess Logistics Center LLC	Delaware
BCI IV Property Management LLC	Delaware
BCI IV Quakerbridge DC LLC	Delaware
BCI IV Services LLC	Delaware
BCI IV Stonewood LC Holdco 1 LLC	Delaware
BCI IV Stonewood LC Holdco 2 LLC	Delaware
BCI IV Stonewood LC Holdco LLC	Delaware
BCI IV Stonewood Logistics Center LLC	Delaware
BCI IV TRS Corp.	Delaware
BCI IV Valwood Crossroads DC GP LLC	Delaware
BCI IV Valwood Crossroads DC LP	Delaware
BCI IV Weston BC LLC	Delaware
Black Creek Industrial REIT IV Inc.	Maryland
BTC I REIT A LLC	Delaware
BTC I REIT B LLC	Delaware
BTC II CA Line Holdco LLC	Delaware
BTC II Holdco LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BTC II Line Holdco LLC	Delaware
BTC II PA Allentown DC Holdco LLC	Delaware
BTC II PA Allentown DC II Holdco LLC	Delaware
BTC II PA Heritage Logistics Center Holdco LLC	Delaware
BTC Intermediate Holdco GP LLC	Delaware
BTC Intermediate Holdco LP	Delaware
Build-to-Core Industrial Partnership I LP	Delaware
Build-to-Core Industrial Partnership II LP	Delaware
IPT 7A DC LLC	Delaware
IPT Allentown DC II LLC	Delaware
IPT Allentown DC LLC	Delaware
IPT Arrow Route DC LLC	Delaware
IPT Aurora DC II LLC	Delaware
IPT Avenel DC Urban Renewal LLC	Delaware
IPT Brodhead DC LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT BTC II GP LLC	Delaware
IPT BTC II LP LLC	Delaware
IPT Commerce IC LLC	Delaware
IPT Cutten Road DC GP LLC	Delaware
IPT Cutten Road DC LP	Delaware
IPT Dallas Distribution Land GP LLC	Delaware
IPT Dallas Distribution Land LP	Delaware
IPT Dallas Distribution Portfolio GP LLC	Delaware
IPT Dallas Distribution Portfolio LP	Delaware
IPT Douglas Hill Logistics Center II LLC	Delaware
IPT Douglas Hill Logistics Center LLC	Delaware
IPT East Pompano IC I LLC	Delaware
IPT East Pompano IC II LLC	Delaware
IPT East Pompano IC III LLC	Delaware
IPT Enterprise Business Center LLC	Delaware
IPT FAA DC GP LLC	Delaware
IPT FAA DC LP	Delaware
IPT Farrington DC LLC	Delaware
IPT Florence West Urban Renewal LLC	Delaware
IPT Hayward Logistics Center LLC	Delaware
IPT Heritage Logistics Center LLC	Delaware
IPT Lakewood Logistics Center I LLC	Delaware
IPT Lakewood Logistics Center II LLC	Delaware
IPT Lakewood Logistics Center III LLC	Delaware
IPT Lakewood Logistics Center IV LLC	Delaware
IPT Lakewood Logistics Center V LLC	Delaware
IPT LaPorte DC GP LLC	Delaware
IPT LaPorte DC LP	Delaware
IPT Lodi DC LLC	Delaware
IPT Mercure Logistics Center LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
IPT Mid Counties IC LLC	Delaware
IPT Naperville DC LLC	Delaware
IPT Newark Airport Logistics Center Urban Renewal LLC	Delaware
IPT O’Hare DC III LLC	Delaware
IPT Otay Logistics Center LLC	Delaware
IPT Peachtree DC LLC	Delaware
IPT Perris DC II (Land) LLC	Delaware
IPT Perris DC III LLC	Delaware
IPT Perris DC LLC	Delaware
IPT Piscataway DC Urban Renewal LLC	Delaware
IPT Railroad Logistics Center LLC	Delaware
IPT Real Estate Holdco LLC	Delaware
IPT Richmond DC III LLC	Delaware
IPT Richmond Logistics Center LLC	Delaware
IPT Riverbridge Urban Renewal LLC	Delaware
IPT Riverside Logistics Center I LLC	Delaware
IPT Riverside Logistics Center II LLC	Delaware
IPT San Antonio Logistics Center LLC	Delaware
IPT Silicon Valley IC LLC	Delaware
IPT Silver Spring DC II LLC	Delaware
IPT Silver Spring DC LLC	Delaware
IPT Southmeadow DC LLC	Delaware
IPT Southpark Logistics Center LLC	Delaware
IPT Sumner DC LLC	Delaware
IPT Tacoma Logistics Center LLC	Delaware
IPT Tracy DC III LLC	Delaware
IPT Tracy DC IV LLC	Delaware
IPT Tracy DC VI LLC	Delaware
IPT Tualatin DC LLC	Delaware
IPT Tuscany IC II GP LLC	Delaware
IPT Tuscany IC II LP	Delaware
IPT Valley Logistics Center LLC	Delaware
IPT Waterman DC LLC	Delaware